SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  x
Filed by a Party other than the Registrant  o

Check the appropriate box:
o  Preliminary Proxy Statement    o Confidential, for Use  of the
o  Definitive Proxy Statement      Commission Only (as permitted
x  Definitive Additional Materials      by Rule 14a-6(e)(2))
o  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              AMERICAN INDUSTRIAL PROPERTIES REIT
        (Name of Registrant as Specified in Its Charter)

                         Not Applicable
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
o    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
o    $500  per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
o    Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to
          Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

x     Fee paid previously.


o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:





                          [LETTERHEAD]


December 6, 1995


Dear Fellow Shareholders:


WHY 66 2/3%?
On February 2, 1995, consistent with the 66 2/3% requirement for the election of Trust Managers under the Texas REIT Act, the Bylaws of the Trust were amended to provide that Trust Manager nominees who have not been previously elected as Trust Managers must be elected by 66 2/3% of the outstanding shares. On September 29, 1995, the Trust Managers amended the Bylaws to specifically provide that a 66 2/3% vote was required to amend any Bylaw provisions which required a 66 2/3% vote.
Subsequent to Pure World's mailing of its initial proxy materials, the Trust Managers took additional action to amend the Bylaws to ensure that Pure World's solicitation of a majority vote to amend the Bylaws could not be used to circumvent this 66 2/3% requirement.
It is our view that Pure World's purported Bylaw amendments cannot validly circumvent this 66 2/3% requirement and, accordingly, Koether and Pure World's other nominees, (just like Mr. Wolcott and Mr. Bricker when they initially became Trust Managers) must receive a 66 2/3% vote to become Trust Managers.

PUBLIC STORAGE DISCUSSIONS
We previously announced that Public Storage, Inc. intends to support management and vote its 422,000 shares for Mr. Bricker and Mr. Wolcott and against Pure World's nominees and against the Bylaw amendments proposed by Pure World. All of Public Storage's shares were purchased during the past year. Public Storage recently disclosed in a report filed with the SEC that it has had various discussions with the Trust relating to possible corporate transactions with the Trust, including a merger between the two entities, a transfer of commercial properties from Public Storage to the Trust, an infusion of capital from Public Storage to the Trust and employment arrangements with the principal executive officers of the Trust. While there have been preliminary discussions with Public Storage, there are no agreements, arrangements or understandings between Public Storage and the Trust at this time.
We urge you to vote the TRUST'S BLUE PROXY CARD. If you have any further questions, please feel free to call us at our toll free number 1-800-550-6053, and ask to speak with me. I will look forward to your call.
                               Very truly yours,
                                     AMERICAN
                              INDUSTRIAL PROPERTIES REIT


                              /s/ Charles W. Wolcott

                                Charles W. Wolcott
                                President and CEO




                          IMPORTANT


1.  Be sure to vote only on the TRUST'S BLUE PROXY CARD.  WE
     URGE YOU NOT TO SIGN ANY WHITE PROXY CARDS YOU RECEIVE FROM
     PURE WORLD, PAUL KOETHER, OR THEIR ASSOCIATES.

2. If your shares are held in "street name," only your broker or banker can vote your shares and only upon receipt of your specific instructions. Please return the TRUST'S BLUE PROXY CARD in the envelop provided or contact the person responsible for your account and instruct that individual to vote the TRUST'S BLUE PROXY CARD on your behalf today.

3. If you have executed Pure World's white proxy card, you have every right to change your vote by signing, dating and returning the TRUST'S BLUE PROXY CARD. Any proxy may be revoked by a later-dated proxy. Only your latest-dated proxy will count at the Annual Meeting of Shareholders.

4. If you have any questions or need assistance in voting your shares, please feel free to contact me, Charles Wolcott, at our toll-free number, 1-800-550-6053, or contact Corporate
     Investor Communications at 1-800-346-7885.

5. If you wish to vote on Pure World's proposal to amend the Bylaws, you may do so on the TRUST'S BLUE PROXY CARD.

6. If you do not indicate how your shares should be voted, the Proxy will be voted AGAINST Pure World's proposal and in the discretion of the proxies with respect to all other matters that may properly come before the meeting.





(PRESS RELEASE)



Released by Southwest Newswire              For Immediate Release


              AMERICAN INDUSTRIAL PROPERTIES REIT
                  RECEIVES CONTEST ENDORSEMENT
             FROM LEADING SHAREHOLDER ADVISORY FIRM

      DALLAS, Texas, December 7, 1995 -- American Industrial Properties REIT [NYSE:IND] (the "Trust"), today announced that Institutional Shareholder Services, Inc. ("ISS") has recommended that its clients support the Trust's incumbent Trust Managers and vote for the election of Charles W. Wolcott and William H. Bricker as Trust Managers and oppose the nominees of Pure World, Inc. In addition, ISS recommended that shareholders oppose the Bylaw amendments proposed by Pure World. ISS also recommended that shareholders support the appointment of Ernst & Young as the Trust's auditors. The Trust's shareholders will vote on these matters at its Annual Meeting of Shareholders scheduled for December 13, 1995. ISS, based in Bethesda, Maryland, is a long-standing advisor on proxy contests, corporate governance and related issues to many major institutional shareholders.

      Charles Wolcott, President and CEO of American Industrial Properties REIT, commented, "We are pleased that ISS's independent recommendation supports the Trust on these issues. We believe ISS provides an objective source for shareholders who are looking for the judgment of a neutral party to provide guidance on their vote".

      American Industrial Properties REIT is a self-administered equity real estate investment Trust which has acquired, managed and improved industrial and other commercial proprieties since 1985. The Trust owns and operates 15 industrial properties and one retail shopping mall.

For additional information, please contact:

Charles W. Wolcott
President
(214) 550-6053


(PROXY CARD)


               AMERICAN INDUSTRIAL PROPERTIES REIT
   This Proxy is Solicited on Behalf of the Trust Managers of
               American Industrial Properties REIT
           Annual Meeting to be held December 13, 1995

P         The undersigned hereby appoints William H. Bricker and
R     Charles W. Wolcott, and each of them, as Proxies, each
O    with the power to appoint his substitute, and hereby
X    authorizes them to represent and vote all of the
Y undersigned's Shares of Beneficial Interest in the Trust, held of record on November 9, 1995, at the Annual Meeting of Shareholders to be held on December 13, 1995 or at any postponements or adjournments thereof, on the proposals set forth on the reverse side, as directed.

          This Proxy, when properly executed, will be voted in the manner described above. If no direction is made, the Proxy will be voted FOR the first and second proposals and AGAINST the third proposal. The Proxies will vote with respect to the fourth proposal according to their best judgment. Please sign exactly as your name appears on your Share certificate. When Shares are held in more than one name, all parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.
                                            SEE REVERSE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE

-----------------------------------------------------------------

[ X ]     Please mark votes as in this example.

1.   Election of Trust Managers*        FOR       WITHHELD
Nominees:  William H. Bricker and       /  /      /  /
          Charles W. Wolcott

/   / * To withhold authority to vote for either of the above
nominees, write that nominee's name on the line above.

2.   Ratification of the selection of   FOR  AGAINST   ABSTAIN
     Ernst & Young as independent       /  / /  / /  /
     auditors.

3.   Amendments of the Bylaws           AGAINST   FOR  ABSTAIN
(i)to require the vote of a majority    /  / /  /      /  /
of outstanding shares to amend the Bylaws,
to elect Trust Managers, and to fill Trust
Manager vacancies by Shareholders; (ii)to    (Instruction: To
eliminate any notice requirements for        vote against any of
shareholder proposals, including the         the proposed Bylaws,
nomination of Trust Managers; (iii)to        you must vote
require an incumbent Trust Manager who       against all).
fails to receive a plurality of votes cast at a meeting to resign after electing as a successor the nominee who received a plurality;
and(iv)to permit a holder of 9% of the outstanding shares to call a shareholders meeting.

4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
     SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL
     MEETING OR ANY POSTPONEMENT OR ADJOURNMENTS THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         /  /

By signing and returning this Proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement delivered herewith.


Signature:  ________________________Date____________________

Signature: _________________________Date____________________

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE
ENCLOSED ENVELOPE.